Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this “Amendment”) dated as of August 12, 2011 by and among PIPER JAFFRAY COMPANIES (the “Borrower”), each of the Subsidiaries of the Borrower a party hereto, each of the banks and other financial institutions a party hereto (the “Lenders”), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of December 29, 2010 (as in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement, and the Borrower has requested that the Lenders provide a limited waiver to the Borrower, in each case on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Amendments to Credit Agreement.

(a) The Credit Agreement is hereby amended by inserting the following new definition in Section 1.1 thereof in the appropriate alphabetical order:

“‘Investment Vehicle’ shall mean any limited partnership, limited liability company, registered investment company or other entity formed for the purposes of investing in Securities (i) of which the Borrower or any of its Subsidiaries is the general partner, manager or investment manager, (ii) in which individuals, institutions or other Persons may invest by acquiring Capital Stock of such limited partnership, limited liability company, registered investment company or other entity and (iii) which, but for the last sentence in the definition of “Subsidiary”, would otherwise be a Subsidiary of the Borrower.”

(b) The Credit Agreement is hereby further amended by deleting the definition of “Subsidiary” in Section 1.1 thereof and replacing such definition in its entirety with the following:

“‘Subsidiary’ shall mean, with respect to any Person (the “parent”), any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date. Unless otherwise indicated, all references to “Subsidiary” hereunder shall mean a Subsidiary of the Borrower. Notwithstanding the foregoing, neither the Foundation nor any Investment Vehicle shall be a Subsidiary of the Borrower or any of its Subsidiaries for purposes of this Agreement or any other Loan Document.”

(c) The Credit Agreement is hereby amended by deleting the penultimate sentence of the definition of “Indebtedness” in Section 1.1 thereof and replacing such sentence in its entirety with the following:

“The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer, except (a) to the extent that the terms of such Indebtedness provide that such Person is not liable therefor, or (b) for any Indebtedness consisting of over-night or other short term borrowings incurred by any Investment Vehicle and secured by Securities of such Investment Vehicle.”

(d) The Credit Agreement is hereby further amended by (i) deleting the word “and” at the end of clause (g) in Section 5.1 thereof, (ii) renumbering existing clause (h) in Section 5.1 as a new clause (i) and (iii) adding the following new clause (h) to Section 5.1 in the appropriate alphabetical order:

“(h) at the time each Compliance Certificate is required to be delivered in accordance with clause (c) immediately above, an updated list of all Investment Vehicles (containing (x) information comparable to that required to be set forth on Schedule 4.14 with respect to the Subsidiaries of the Borrower on the Closing Date and (y) the date on which each such Investment Vehicle was created, formed or acquired), together with such other information related to such Investment Vehicles as the Administrative Agent or any Lender shall reasonably request; and”

(e) The Credit Agreement is hereby further amended by adding the following new Section 7.16 thereto:

“Section 7.16. Investment Vehicles.

(a) The Borrower shall not cause or permit the proceeds of any Revolving Loans to be used for the purpose of providing any Investment in or to any Investment Vehicle.

(b) Notwithstanding anything to the contrary herein, including Section 7.4, the Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist any Investment in any Investment Vehicle; provided, that, so long as no

Event of Default has occurred and is continuing, the Borrower and its Subsidiaries may make and maintain Investments in one or more Investment Vehicles in an amount not to exceed $75,000,000 in the aggregate for all Investment Vehicles at any time outstanding.

For purposes of determining the amount of any Investment under this Section 7.16, such amount shall be deemed to be the fair market value of such Investment when made less any amount realized in respect of such Investment upon the sale, collection or return of capital (not to exceed the original amount invested).”

(f) For purposes of the Credit Agreement, the parties to this Amendment confirm and agree that each Investment Vehicle shall be deemed to be an Affiliate of the Borrower and, for purposes of Section 7.7 of the Credit Agreement, any transactions with the Investment Vehicles shall comply with clause (a) of such Section 7.7.

Section 2. Limited Waiver. The Borrower hereby acknowledges that (i) certain Persons who constituted a “Subsidiary” (prior to giving effect to this Amendment) failed to execute the Guaranty and Pledge Agreement on and after the Closing Date (through the date of the effectiveness of this Amendment) and (ii) Piper Jaffray Municipal Opportunities Fund, L.P. and its general partner, Piper Jaffray Investment Management LLC, incurred Indebtedness that was not permitted to be incurred under Section 7.1 of the Credit Agreement, in each case, resulting in an Event of Default (the “Specified Events of Default”) under the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Lenders hereby waive the Specified Events of Default. The Borrower acknowledges and agrees that the limited waiver contained in the foregoing sentence shall not be deemed to be or constitute a consent to any future action or inaction on the part of the Borrower, shall not waive or amend (or be deemed to be or constitute a waiver of or amendment to) any other covenant, term or provision in the Credit Agreement or any other Loan Document, and shall not hinder, restrict or otherwise modify the rights and remedies of the Administrative Agent or the Lenders following the occurrence of any other Default or Event of Default (whether now existing or hereafter arising) under the Credit Agreement or any other Loan Document.

Section 3. Conditions Precedent. This Amendment shall be effective on the date of the receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) A counterpart of this Amendment duly executed by each of the Loan Parties and the Required Lenders; and

(b) Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 4. Representations. Each of the Borrower and the other Loan Parties represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. Each of the Borrower and the other Loan Parties have the right and power, and have taken all necessary action to authorize them, to execute and deliver this Amendment and to perform their obligations hereunder and under the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which they are a party in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and the other Loan Parties and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its respective terms.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower and the other Loan Parties of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any consent or approval of, registration or filing with, or any action by, any Governmental Authority or violate any Requirements of Law applicable to the Loan Parties or any judgment, order or ruling of any Governmental Authority; (ii) violate or result in a default under any indenture, material agreement or other material instrument binding on the Loan Parties or any of their assets or give rise to a right thereunder to require any payment to be made by the Loan Parties; or (iii) result in the creation or imposition of any Lien on any asset of the Loan Parties, except Liens (if any) created under the Loan Documents.

(c) No Default. Except for the Specified Events of Default, no Default or Event of Default has occurred and is continuing as of the date hereof, nor will any Default or Event of Default exist immediately after giving effect to the amendments and waivers contained herein.

(d) Investment Vehicles. Schedule I attached hereto sets forth a list of all Investment Vehicles in existence on the date hereof (after giving effect to this Amendment).

Section 5. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent such representations and warranties relate to an earlier date, in which case the Borrower reaffirms such representations and warranties as of such date.

Section 6. Reaffirmation of Guaranty and Pledge Agreement by Subsidiary Loan Parties.

(a) Each Subsidiary Loan Party hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and Pledge Agreement and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty and Pledge Agreement, or reduce, impair or discharge the obligations of such Subsidiary Loan Party thereunder, respectively. The parties hereto agree that nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any of the Collateral securing the Obligations.

(b) Each Subsidiary Loan Party has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect relating to or affecting the enforcement of creditor’s rights generally and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

Section 7. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 8. Expenses. The Borrower shall reimburse the Administrative Agent and each Lender upon demand for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent or such Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 9. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10. GOVERNING LAW. This Amendment shall be deemed to be a contract made under and governed by the laws of the State of New York (including for such purposes Section 5-1401 and 5-1402 of the New York General Obligations Law but excluding all other choice of law and conflict of law rules).

Section 11. Effect.

(a) Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect. The amendment contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. The Credit Agreement is hereby ratified and confirmed in all respects.

(b) Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties.

The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.

(c) This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall for all purposes be deemed to be a “Loan Document” under the Credit Agreement and entitled to the benefits thereof.

Section 12. Release. In consideration of the amendments contained herein, each of the Borrower and the other Loan Parties hereby waives and releases each of the Lenders, the Administrative Agent and the Issuing Bank from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

Section 13. Further Assurances. The Borrower agrees to, and to cause any Loan Party to, take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 14. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. The exchange of copies of this Amendment and of signature pages by facsimile or .pdf via email transmission shall constitute effective execution and delivery of this Agreement as to the parties.

Section 15. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement and Waiver to be executed as of the date first above written.

THE BORROWER:

PIPER JAFFRAY COMPANIES

By:	/s/ Debbra L. Schoneman
Name:
Title:

THE ADMINISTRATIVE AGENT AND THE LENDERS:

SUNTRUST BANK, individually and as Administrative Agent

By:	/s/ K. Scott Bazemore
Name: K. Scott Bazemore
Title: Vice-President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Katherine K. Miller
Name: Katherine K. Miller
Title: Senior Vice President

ASSOCIATED BANK, N.A., as a Lender

By:
Name:
Title:

FIFTH THIRD BANK, as a Lender

By:	/s/ Matthew T. Ruschau
Name: Matthew T. Ruschau
Title: Commercial Portfolio Manager

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Alaa Shraim
Name: Alaa Shraim
Title: Assistant Vice President

THE PRIVATEBANK AND TRUST COMPANY, as a Lender

By:	/s/ Seth Hove
Name: Seth Hove
Title: Associate Managing Director

ATLANTIC CAPITAL BANK, as a Lender

By:	/s/ H. Glenn Little
Name: H. Glenn Little
Title: SVP

[Signatures to First Amendment to Credit Agreement and Waiver – Piper Jaffray

Companies]

THE SUBSIDIARY LOAN PARTIES:

ADVISORY RESEARCH, INC.

By:	/s/ Christopher Crawshaw
Name: Christopher Crawshaw
Title: Managing Director

FIDUCIARY ASSET MANAGEMENT INC.

By:	/s/ Timothy L. Carter
Name:
Title:

PIPER JAFFRAY FINANCIAL PRODUCTS II INC.

By:	/s/ Debbra L. Schoneman
Name:
Title:

PIPER JAFFRAY FINANCIAL PRODUCTS III INC.

By:	/s/ Debbra L. Schoneman
Name:
Title:

[Signatures to First Amendment to Credit Agreement and Waiver – Piper Jaffray

Companies]

PIPER JAFFRAY FINANCIAL PRODUCTS INC.

By:	/s/ Debbra L. Schoneman
Name:
Title:

PIPER JAFFRAY INVESTMENT MANAGEMENT INC.

By:	/s/ Debbra L. Schoneman
Name:
Title:

PIPER JAFFRAY LENDING INC.

By:	/s/ Debbra L. Schoneman
Name:
Title:

PIPER JAFFRAY LENDING LLC

By:	/s/ Debbra L. Schoneman
Name:
Title:

PIPER JAFFAY MENA (LP) INC.

By:	/s/ Debbra L. Schoneman
Name:
Title:

[Signatures to First Amendment to Credit Agreement and Waiver – Piper Jaffray

Companies]

PIPER JAFFRAY PRIVATE CAPITAL INC.

By:	/s/ Debbra L. Schoneman
Name:
Title:

PIPER JAFFRAY VENTURES INC.

By:	/s/ Debbra L. Schoneman
Name:
Title:

PIPER VENTURES CAPITAL, INC.

By:	/s/ Debbra L. Schoneman
Name:
Title:

PJC CAPITAL LLC

By:	/s/ Debbra L. Schoneman
Name:
Title:

PJC CAPITAL MANAGEMENT LLC

By:	/s/ Debbra L. Schoneman
Name:
Title:

[Signatures to First Amendment to Credit Agreement and Waiver – Piper Jaffray

Companies]

PIPER JAFFRAY FUNDING LLC

By:	Piper Jaffray Companies, its Member

By:	/s/ Debbra L. Schoneman
Name:
Title:

PIPER JAFFRAY INVESTMENT MANAGEMENT LLC

By:	Piper Jaffray Investment Management Inc., its Manager

By:	/s/ Debbra L. Schoneman
Name:
Title:

PIPER JAFFRAY MUNICIPAL FUND LLC

By:	Piper Jaffray Investment Management LLC, its Member

By: Piper Jaffray Investment Management Inc., its Manager

By:	/s/ Debbra L. Schoneman
Name:
Title:

[Signatures to First Amendment to Credit Agreement and Waiver – Piper Jaffray

Companies]

PJC CONSUMER PARTNERS ACQUISITION I, LLC

By:	PJC Capital LLC, its Member

By:	/s/ Debbra L. Schoneman
Name:
Title:

SCHEDULE I

INVESTMENT VEHICLES

Full Legal Name	Type of Entity	Jurisdiction of Incorporation or Organization	Ownership Interest of Borrower
Piper Jaffray Municipal Opportunities Fund, L.P.	Limited partnership	Delaware	48.98% indirect
PJC Merchant Banking Partner I, LLC	Limited liability company	Delaware	0%
PJC Merchant Banking Partner II, LLC	Limited liability company	Delaware	0%
Sightline Healthcare Fund III, L.P.	Limited partnership	Delaware	0%